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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): DECEMBER 6, 2004

                                PERCEPTRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

          MICHIGAN                    0-20206                   38-2381442
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(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)

   47827 Halyard Drive, Plymouth, MI                             48170-2461
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 6, 2004, the shareholders of Perceptron, Inc. (the "Company") approved the Company's 2004 Stock Incentive Plan ("2004 Plan") and the Employee Stock Purchase Plan, as amended and restated ("Employee Stock Purchase Plan") at the Annual Meeting of Shareholders.

         The 2004 Plan is intended to replace the Company's Directors Stock Option Plan ("Directors Plan") and the 1992 Stock Option Plan ("1992 Plan"). No additional options will be granted under the Directors Plan or 1992 Plan. Under the 2004 Plan, the Company can grant stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance share awards, including cash, directors stock purchase rights and deferred stock units. All employees, including all executive officers, and non-employee directors and consultants of the Company and its subsidiaries are eligible to participate in the 2004 Plan. An aggregate of 600,000 shares of Common Stock are available for grants under the 2004 Plan.

         The principal amendments to the Employee Stock Purchase Plan were the extension of the expiration date of the plan from May 14, 2005 until May 14, 2015 and the increase in the total number of shares of the Company's Common Stock available for purchase under the plan by 100,000 shares, from 150,000 to 250,000.

         The 2004 Plan and the Employee Stock Purchase Plan are included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

C.       Exhibits.

         Exhibit No.       Description

         10.1              Perceptron, Inc. 2004 Stock Incentive Plan

         10.2 Perceptron, Inc. Employee Stock Purchase Plan, as amended and restated as of October 22, 2004



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PERCEPTRON, INC.
                                       (Registrant)

Date: December 10, 2004                /s/ David W. Geiss
                                       -----------------------------------------
                                       By: David W. Geiss
                                       Title: General Counsel and Secretary



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                                  EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------
10.1                       Perceptron, Inc. 2004 Stock Incentive Plan

10.2 Perceptron, Inc. Employee Stock Purchase Plan, as amended and restated as of October 22, 2004